                                                                     EXHIBIT 1A




            Offer Expires March 15, 1996 at 5:00 p.m., New York Time
________________________________________________________________________________

                             LETTER OF TRANSMITTAL


                      Crown Laboratories, Inc. Will Assist
                          You in Completing This Form


             LETTER OF TRANSMITTAL TO TENDER AND EXERCISE WARRANTS
                                       OF
                            CROWN LABORATORIES, INC.


                          Tendered Pursuant to Offer,
                            dated February 15, 1996


TO:      Crown Laboratories, Inc.
         6780 Caballo Street
         Las Vegas, Nevada 89119
         Attention:  Scott E. Hilley,
                     Vice President-Finance

                           _________________________

         Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

         Please SIGN where indicated on page 7 and provide the information required (including signature guarantee if applicable).

         Please provide the information required on page 7, as applicable, and enclose your Warrants and required check.

         Please return this Letter of Transmittal and Warrants and required check to Crown (see above).





                           SEE INSTRUCTIONS ON PAGE 8

               DESCRIPTION OF THE WARRANTS TENDERED AND EXERCISED
                     (Attach additional list if necessary)

                              (See Instruction 1)

                                                               Number of Warrants       Number of Warrants
                                          Certificate            Represented by       Tendered and Exercised
                                           Number(s)              Certificates             Certificates*
                                    ----------------------   ----------------------    ---------------------
  Print Name(s) and Addresses of
  Registered Holder(s).  Please
  fill in if blank.

                                    ----------------------   ----------------------   -----------------------

  -------------------------------

  -------------------------------

  -------------------------------   ----------------------   ----------------------   -----------------------

  -------------------------------

  -------------------------------

  -------------------------------

  -------------------------------   ----------------------   ----------------------   -----------------------


                                          Number of Warrants Tendered and Exercised:  _______________________

Note:    If additional space is required, attach a signed schedule.

________________________

* If you desire to tender and exercise less than the full number of Warrants which are evidenced by any certificate listed above, please indicate in this column the number of the Warrants you wish to tender and exercise. Otherwise, the entire number of the Warrants evidenced by such certificates will be deemed to have been tendered and exercised. You must tender and exercise at least 60% of the Warrants you hold to accept the Offer,

         The undersigned hereby tenders to Crown Laboratories, Inc. ("Crown"), Crown's Warrants (the "Warrants") described above and simultaneously exercises such Warrants, upon the terms and conditions set forth in Crown's Offer, dated February 15, 1996 (the "Offer"), and herein. The undersigned acknowledges receipt of and has read the contents of the Offer as contained in the Offer, dated February 15, 1996.

         Subject to the issuance of the Common Stock underlying such Warrants and extending the expiration date by one year of the balance of the Warrants not tendered and exercised, the undersigned hereby sells, assigns and transfers to Crown, or its order, all right, title and interest in the Warrants hereby tendered to Crown and simultaneously exercises such Warrants and irrevocably constitutes and appoints Crown and/or any person to whom such Warrants are transferred pursuant to the order of Crown, the true and lawful attorney-in-fact of the undersigned, with full power of substitution, to deliver and exercise such Warrants, together will all accompanying evidence of authority, to or upon the order of Crown and to effect the transfer and exercise of said Warrants on the books of Crown. The undersigned represents that the undersigned has authority to tender and exercise the tendered Warrants and that such sale will convey good and unencumbered title thereto, free and clear of all liens, charges and encumbrances and not subject to any adverse claims.

         Please mail the Common Stock issued upon exercise and tender of the Warrants and amendments to the Warrants being extended and certificate(s) for any Warrants not accepted pursuant to the Offer to the undersigned at the address specified below the signature of the undersigned.

         The undersigned understands that Crown is not obligated to accept any tender and exercise until receipt by Crown of the certificate(s) for Warrants, together with this Letter of Transmittal ("Letter of Transmittal"), or a facsimile thereof, the required check made payable to "Crown Laboratories, Inc." for the full purchase price of the Warrants being tendered and exercised (see Instruction 7), and all accompanying evidence of authority. Delivery by Crown to or upon the order of Crown of the Existing Warrants being purchased by Crown shall be conclusive as to due performance of all conditions necessary to make this Letter of Transmittal effective.

         The undersigned recognizes that under certain circumstances described in the Offer, Crown may not be required to accept any or all of the Warrants tendered and exercised hereby. In that event, the undersigned understands that certificate(s) for Warrants not accepted will be returned to the undersigned.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations to the undersigned hereunder shall be binding upon the heirs, personal representatives, successors or assignees of the undersigned.

         EACH WARRANT HOLDER MUST INITIAL THE LINES BELOW WHICH ARE APPLICABLE TO HIM OR HER. IF NONE OF THE LINES IN ITEMS I, II, OR III ARE CHECKED, A SPECIAL QUESTIONNAIRE WILL BE SENT.


ITEM I

ALL WARRANT HOLDERS QUALIFYING AS ACCREDITED INVESTORS MUST INITIAL ONE OR MORE OF THE FOLLOWING THREE STATEMENTS WHICH ARE TRUE:

         ____    A.       I certify that I am an accredited investor because I
had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the more recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year. (See Definitions.)

         ____    B.       I certify that I am an accredited investor because I
and my spouse had joint income of more than $300,000 in each of the most recent years and I reasonably expect to have such joint income with my spouse in excess of $300,000 for the current year. (See Definitions.)

         ____    C.       I certify that I am an accredited investor because I
have an individual net worth, or my spouse and I have a combined net worth, in excess of $1,000,000. (See Definitions.)

ITEM II

PARTNERSHIPS, CORPORATIONS OR TRUSTS WHICH QUALIFY AS ACCREDITED INVESTORS MUST INITIAL ONE OR BOTH OF THE FOLLOWING STATEMENTS WHICH ARE TRUE:

         ____    A.       On behalf of the entity, I hereby certify that the
entity (i) if a corporation, business trust or partnership not formed for the purpose of acquiring the Warrants or underlying Common Stock of Crown has total assets in excess of $5,000,000, or (ii) if a trust not formed for the purpose of acquiring the Warrants or underlying Common Stock of Crown, has total assets in excess of $5,000,000 and the trustee has such experience in financial and business matters that the trustee is capable of evaluating the merits and risks of the investment in Crown. (For purposes of this provision only, general partnerships may aggregate the net worth of their partners to qualify as an accredited investor and each general partner should complete a Special Questionnaire available upon request.) (Trustees of trusts may be requested to complete a Special Questionnaire.)

         ____    B.       On behalf of the entity, I hereby certify that all of
the beneficial owners of equity in the Warrantholder qualify as accredited investors. Trusts may qualify under this provision only if the trust may be amended or revoked by the grantor(s), each of whom qualifies as an accredited individual investor. For purposes hereof, Individual Retirement Accounts (IRA) for a person who is an "accredited investor" is itself an accredited investor. (Entities attempting to qualify under this Item should have each beneficial owner or grantor complete a Special Questionnaire.)


ITEM III

EMPLOYEE BENEFIT PLANS WITHIN THE MEANING OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 WHICH QUALIFY AS ACCREDITED INVESTORS MUST INITIAL ONE OR MORE OF THE FOLLOWING STATEMENTS WHICH ARE TRUE:

         ____    A.       The Warrantholder is such an employee benefit plan
with total assets in excess of $5,000,000.

         ____    B.       The Warrantholder is a self-directed employee benefit
plan with the investment decisions made solely by persons who are accredited investors. (Warrantholders who qualify under this Item should have each person making the investment decisions on behalf of the plan complete a Special Questionnaire.)

         ____    C.       The Warrantholder is an employee benefit plan within
the meaning of Title I of the Employee Retirement Income Security Act of 1974, and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser.

ITEM IV

ALL ACCREDITED INVESTORS MUST INITIAL THE FOLLOWING APPROPRIATE ALTERNATIVE
RESPONSE:

         My individual net worth,

 ____ EXCEEDS  - or  -  _____ DOES NOT EXCEED
Initial           Initial
 Here              Here

10 times the aggregate value of the Common Stock for which I will be acquire in the Offer.

DEFINITIONS:

         For purposes hereof, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan, (v) alimony paid and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code. For purposes hereof, joint income shall be determined as set forth above for individual's income, except any income attributable to a spouse or property owned by a spouse shall be included.

         For purposes hereof, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

                           GUARANTEE OF SIGNATURE(S)
                                  IF REQUIRED
                              (See Instruction 3)


Firm:___________________________________________________________________________
                         (Please stamp, type or print)

Title:__________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)


                               DATE AND SIGN HERE


__________________________________________________________________________, 1996
                                 (Please date)

________________________________________________________________________________

________________________________________________________________________________
                            Signature(s) of Owner(s)

Area Code and Tel. No._________________________

                      (Signature Guaranteed, if required)
                              (See Instruction 3)

________________________________________________________________________________
                Taxpayer Identification or Social Security Nos.

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted. (See Instruction 2)


Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________

________________________________________________________________________________
                                   (Zip Code)

                                  INSTRUCTIONS

                  PLEASE COMPLY WITH THE FOLLOWING PROVISIONS


         These instructions form part of the terms and conditions of the Offer.

         1. Fill in the information describing the certificate(s) for your Warrants in the beginning of this letter and enclose the certificate(s) for your Warrants.

         2. This Letter of Transmittal or a facsimile thereof must be signed and dated by the registered holder(s), or person(s) authorized to become registered holder(s) of the Warrants tendered. If signed by an executor, administrator, trustee, guardian, attorney-in-fact, corporate officer or person acting in a fiduciary or representative capacity, enclose proper documentary evidence of the appointment and authority of such person so to act. The adequacy of such evidence must be established to the satisfaction of Crown. If a Warrant is in the name of more than one holder, each person named in the Warrant must sign. Signature(s) must correspond exactly to the name(s) in the Warrant(s) or instruments of transfer. If any tendered Warrants are registered in different ways on different Warrants, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Warrants.

         3. If the Letter of Transmittal is signed by the registered holder of the Warrants being tendered, a signature guarantee is not required and the tendered Warrant should not be endorsed. If the Letter of Transmittal is signed by other than the registered holders of the Warrants being tendered, the tendered Warrants must be properly endorsed or accompanied by a properly executed stock power, and the signature(s) thereon (as well as on the Letter of Transmittal as provided in this Instruction 3), must be guaranteed by a commercial bank, savings and loan association or trust company having a branch or agency in the United States or by a member of any national securities exchange or the National Association of Securities Dealers, Inc. (collectively "Eligible Institutions").

         4. In sending Warrants, the Letter of Transmittal and the required check to Crown, registered mail, properly insured, is recommended since the risk of loss in transit is yours even if the enclosed return envelope is used. The Warrants, Letter of Transmittal and required check may be mailed, addressed as indicated in the Letter of Transmittal, or delivered in person, to Crown. Enclosed for your convenience is a return federal express envelope or other envelope addressed to Crown.

         5. To be acceptable, tenders must be received by Crown no later than 5:00 p.m., New York Time, March 15, 1996, unless the tender and exercise period is extended. Defective tenders received before such time, however, will be accepted if the defects in such tenders and exercises are cured before the expiration of the exchange period. Crown shall not be under any duty to give notification of defects in such tenders and exercises, and it shall not incur any liability for failure to give such notification. Crown shall have the absolute right to reject any and all tenders and exercises and Crown's interpretation of the terms and conditions of the Offer (including these Instructions) will be final. Upon waiver of any irregularity, Crown may treat and receive any such defective or irregular tender as if no such defect or irregularity had been present. Tenders and exercises will not be deemed to have been made until all such irregularities have been cured or waived.

         6. Crown is not obligated to accept any alternative, conditional or contingent tenders and exercises.

         7. Checks for the full exercise price (at $1.375 per share of Common Stock being acquired) upon the tender and exercise of the Warrants, must accompany the Letter of Transmittal.

                             FOR USE OF CROWN ONLY


                                   Number of        Number of      Number of Shares      Number of     Number of
                       Date         Warrants        Warrants      of Common Stock       Warrants       Warrants
                     Received       Tendered        Accepted           Issued           Returned       Extended
                     --------       --------        --------        -------------       --------       --------






                          ___________________________

                            CROWN LABORATORIES, INC.
                              6780 Caballo Street
                            Las Vegas, Nevada 89119
                       Telephone Number:  (702) 696-9300
                Attention:  Scott Hilley, Vice President-Finance

                          ___________________________